Exhibit 99.32

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-N

KEY PERFORMANCE FACTORS
April 30, 1998



        Expected B Maturity                                         11/15/00


        Blended Coupon 5.7393%


        Excess Protection Level
          3 Month Average   5.56%
          April, 1998   6.00%
          March, 1998   5.94%
          February, 1998   4.73%


        Cash Yield                                  18.70%


        Investor Charge Offs                         4.96%


        Base Rate                                    7.74%


        Over 35 Day Delinquency                      5.03%


        Seller's Interest                           14.63%


        Total Payment Rate                          14.61%


        Total Principal Balance                     $35,947,972,379.88


        Investor Participation Amount               $900,000,000.00


        Seller Participation Amount                 $5,259,577,861.39